UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 23, 2017

Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

On January 5, 2017, AdvancePierre Foods Holdings, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-215441) with the Securities and Exchange Commission, which Registration Statement was subsequently amended on January 17, 2017 (as amended, the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement bonuses with respect to performance during the Company’s fiscal year ended December 31, 2016 (the “2016 Bonuses”) because the 2016 Bonuses had not yet been determined at the time the Registration Statement was filed.

On January 23, 2017, the Compensation Committee of the Board of Directors of the Company approved the 2016 Bonuses for the Company’s named executive officers pursuant to the terms of the Company’s previously disclosed Management Incentive Plan. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2016 Bonuses and revised total compensation figures for the Company’s fiscal year ended December 31, 2016.

Summary Compensation Table

The following table summarizes the compensation of our named executive officers for the fiscal year ended December 31, 2016 to the extent they served as executive officers in such year.

Name and Principal Position	Fiscal Year	Salary	Bonus(3)	Stock Awards(4)	Option Awards(4)	All other Compensation(5)	Total
John N. Simons, Jr.(1)	FY 2016	$614,423	$1,268,243	$1,589,081	$879,588	$193,791	$4,545,126
CEO	FY 2015	$550,000	$1,000,000	$700,000	$—	$245,201	$2,495,201
Michael B. Sims	FY 2016	$448,846	$500,000	$2,317,818	$175,916	$25,822	$3,468,402
CFO	FY 2015	$420,000	$410,000	$137,500	$—	$11,154	$978,654
Christopher D. Sliva(2)	FY 2016	$92,308	$325,000	$5,325,017	$—	$330,287	$6,072,612
President
George F. Chappelle, Jr.	FY 2016	$449,039	$465,000	$2,317,818	$175,916	$25,822	$3,433,595
Chief Operating Officer	FY 2015	$425,000	$400,000	$206,250	$—	$11,161	$1,042,411
James L. Clough	FY 2016	$447,500	$421,875	$2,317,818	$175,916	$25,822	$3,388,931
Chief Commercial Officer and President, Foodservice	FY 2015	$385,000	$360,000	$206,250	$—	$11,108	$962,358

(1)	As described under “Management—Compensation Discussion and Analysis—Employment Agreements” in the Registration Statement, on November 7, 2016, the Company and its subsidiary, AdvancePierre Foods, Inc., entered into a transition and separation agreement with Mr. Simons, pursuant to which Mr. Simons will resign from his employment with the Company effective March 31, 2017 and from his service on the Company’s board of directors effective as of the date of the 2017 annual meeting of stockholders. Mr. Simons agreed to resign from the position of President effective November 14, 2016 and subsequently resign from the position of Chief Executive Officer effective March 31, 2017. The transition and separation agreement supersedes and replaces Mr. Simons’ employment agreement.
(2)	As described under “Management—Compensation Discussion and Analysis—Employment Agreements” in the Registration Statement, Mr. Sliva began serving as the President of the Company, effective November 14, 2016, and will also become the Company’s Chief Executive Officer, effective upon such date as determined by the Board but in no event later than December 31, 2017 (and which is expected to occur on March 31, 2017 or such earlier date on which Mr. Simons resigns from employment). Mr. Sliva will serve as a member of the Board during the term of his employment agreement.

(3)	Bonuses with respect to performance during the Company’s fiscal year ended December 31, 2016 are expected to be paid in February 2017, except for Mr. Simons whose bonus will be paid in accordance with the terms of his transition and separation agreement. See “Management—Compensation Discussion and Analysis—Employment Agreements” in the Registration Statement for additional information. For Mr. Simons, amount includes $843,750 as a bonus with respect to performance during the Company’s fiscal year ended December 31, 2016, and a liquidity event bonus of $424,493 paid in connection with the pre-IPO surrender of shares of common stock by Mr. Simons as repayment of promissory notes; such amount reflects the difference between the IPO price of the Company’s common stock over the value of the stock on the date of surrender. Mr. Sliva is ineligible for a 2016 Bonus but received a $325,000 signing bonus, as described further under “Management—Compensation Discussion and Analysis—Employment Agreements” in the Registration Statement.
(4)	The amounts included in this column represent the grant date fair value of stock and option awards computed in accordance with FASB ASC Topic 718. For restricted stock and restricted stock units, the grant date fair values on August 26, 2016 and November 14, 2016, were $25.69 per share and $25.65 per share, respectively. For stock options, the grant date fair value on August 26, 2016 was $4.74 per option share. The valuation assumptions used in calculating the grant date fair value of these awards are set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based Compensation” in the Registration Statement. For Mr. Sliva, the amount includes grants of common stock with a grant date value of $325,011 and restricted stock units with a grant date value of $5,000,006, as described further under “Management—Compensation Discussion and Analysis—Employment Agreements” in the Registration Statement.
(5)	With respect to fiscal 2016, for Mr. Simons, this amount is comprised of charges incurred in connection with Mr. Simons’ personal use of private jets (the charges for which were incurred and billed to the Company on an all-inclusive basis as a function of jet category and flight duration) ($133,626), relocation expenses ($21,097), dividends paid on unvested restricted stock units ($17,320), 401(k) plan company match ($10,600), and miscellaneous perquisites and personal benefits (comprising non-private airfare charges incurred for personal trips, hotel expenses, and life insurance premiums and a holiday gift card (collectively, $11,148). For Mr. Sliva, this amount is comprised of accrued allowances for relocation ($272,000) and reimbursement of moving expenses ($30,000) pursuant to his employment agreement, dividends paid on unvested restricted stock units ($27,290), and miscellaneous perquisites and benefits comprising life insurance premiums and a holiday gift card (collectively, $997). For each of Messrs. Sims, Chappelle and Clough, this amount is comprised of dividends paid on unvested restricted stock units ($14,380), 401(k) plan company match ($10,600) and miscellaneous perquisites and personal benefits comprising life insurance premiums and a holiday gift card (collectively for each such person, $842).

Item 8.01	Other Events.

Closing of Secondary Offering

On January 24, 2017, the Company issued a press release announcing that it had closed the previously announced underwritten secondary offering of shares of the Company’s common stock pursuant to the Registration Statement. The selling stockholders sold 14,375,000 shares of common stock, including 1,875,000 shares of common stock pursuant to the full exercise by the underwriters of their option to purchase additional common stock from the selling stockholders. A copy of the press release announcing the closing of the secondary offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Following the closing of the secondary offering, the Company is no longer a “controlled company” within the meaning of the corporate governance standards of The New York Stock Exchange.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release announcing closing of secondary offering, dated January 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 27, 2017

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:	/s/ Michael B. Sims
Michael B. Sims
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release announcing closing of secondary offering, dated January 24, 2017